UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 31, 2006 (January 26, 2006)

Date of Report (Date of earliest event reported)

PRAECIS PHARMACEUTICALS INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30289	04-3200305
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

830 Winter Street, Waltham, Massachusetts 02451-1420

(Address of principal executive offices, including zip code)

(781) 795-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                  Entry into a Material Definitive Agreement.

On January 26, 2006, the Registrant’s Board of Directors, upon recommendation of the Compensation Committee, approved the following base salary increases for the Registrant’s executive officers:

Executive Officer	2005 Base Salary	Approved Increase	2006 Base Salary
Kevin F. McLaughlin, President and Chief Executive Officer	$350,000	5.3%	$368,550
Edward C. English, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$208,000	5.3%	$219,000
Marc B. Garnick, M.D., Executive Vice President and Chief Medical and Regulatory Officer	$340,000	2.9%	$350,000
Richard W. Wagner, Ph.D., Executive Vice President, Discovery Research	$267,500	6.5%	$285,000

The base salary increases approved by the Board of Directors are not otherwise set forth in a written agreement between the Registrant and such executive officers.

The Registrant’s Board of Directors, upon recommendation of the Compensation Committee, also approved the following cash bonuses in respect of 2005 under the Registrant’s Executive Management Bonus Plan (the “Bonus Plan”):

Executive Officer	Approved 2005 Bonus
Kevin F. McLaughlin, President and Chief Executive Officer	$141,925
Edward C. English, Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$52,000
Marc B. Garnick, M.D., Executive Vice President and Chief Medical and Regulatory Officer	$56,400
Richard W. Wagner, Ph.D., Executive Vice President, Discovery Research	$80,250

Bonus payments under the Bonus Plan were determined based upon the Company’s 2005 performance relative to predetermined corporate performance measures, as well as the performance of each executive officer against predetermined individual goals.

On January 26, 2006, the Registrant’s Board of Directors, upon recommendation of the Compensation Committee, approved the fiscal 2006 performance measures for the executive officers under the Bonus Plan.  These performance measures include technology development milestones and other measures of the overall progress on the Registrant’s DirectSelect™ drug discovery technology, clinical and preclinical development milestones for the Registrant’s PPI-2458 program, business development goals relating to DirectSelect™ and the license or sale of the Registrant’s Plenaxis®-related assets, targets for annual cash utilization and other strategic business goals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 31, 2006	PRAECIS PHARMACEUTICALS INCORPORATED

	By	/s/ Edward C. English
Edward C. English
Vice President, Chief Financial Officer, Treasurer and Assistant Secretary